Exhibit 10.1

EXECUTION VERSION

$275,000,000

ATLAS ENERGY HOLDINGS OPERATING COMPANY LLC

ATLAS RESOURCE FINANCE CORPORATION

7.750% Senior Notes due 2021

Purchase Agreement

January 16, 2013

J.P. Morgan Securities LLC

As Representative of the

several Initial Purchasers listed

in Schedule 1 hereto

c/o J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

Ladies and Gentlemen:

Atlas Energy Holdings Operating Company LLC, a Delaware limited liability company (the “Company”), and Atlas Resource Finance Corporation, a Delaware corporation (“Finance Corp.” and, together with the Company, the “Issuers”), propose to issue and sell to the several initial purchasers listed in Schedule 1 hereto (the “Initial Purchasers”), for whom you are acting as representative (the “Representative”), $275,000,000 principal amount of their 7.750% Senior Notes due 2021 (the “Securities”). The Securities will be issued pursuant to an Indenture to be dated as of the Closing Date (as defined below) (the “Indenture”) among the Issuers, Atlas Resource Partners, L.P., a Delaware limited partnership (the “Parent Guarantor”), the other guarantors listed in Schedule 2 hereto (together with the Parent Guarantor, the “Guarantors”) and U.S. Bank National Association, as trustee (the “Trustee”), and will be guaranteed on an unsecured senior basis by each of the Guarantors (the “Guarantees”).

The Securities will be sold to the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon an exemption therefrom. The Issuers and the Guarantors have prepared a preliminary offering memorandum dated January 9, 2013 (the “Preliminary Offering Memorandum”) and will prepare an offering memorandum dated the date hereof (the “Offering Memorandum”) setting forth information concerning the Issuers, the Guarantors and the Securities. Copies of the Preliminary Offering Memorandum have been, and copies of the Offering Memorandum will be, delivered by the Issuers to the Initial Purchasers pursuant to the terms of this purchase agreement (the “Agreement”). Each Issuer hereby confirms that it has authorized the use of the Preliminary Offering Memorandum, the other Time of Sale Information (as defined below) and the Offering Memorandum in connection with the offering and resale of the Securities by the Initial Purchasers in the manner contemplated by this Agreement. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Preliminary Offering Memorandum. References herein to the Preliminary Offering Memorandum, the Time of Sale Information and the Offering Memorandum shall be deemed to refer to and include any document incorporated by reference therein and any reference to “amend,” “amendment” or “supplement” with respect to the Preliminary Offering Memorandum or the Offering Memorandum shall be deemed to refer to and include any documents filed after such date and incorporated by reference therein. References herein to the Preliminary Offering Memorandum, the Time of Sale Information and the Offering Memorandum shall be deemed to refer to and include the preliminary Canadian offering memorandum dated January 9, 2013 (the “Preliminary Canadian Offering Memorandum”) and the Canadian offering memorandum dated the date hereof (the “Final Canadian Offering Memorandum”), respectively.

At or prior to the time when sales of the Securities were first made (the “Time of Sale”), the Issuers have prepared the following information (collectively, the “Time of Sale Information”): the Preliminary Offering Memorandum, as supplemented and amended by the written communications listed on Annex A hereto.

The Issuers intend to use the proceeds of the offering of the Securities to repay a portion of the Atlas Resource Partners L.P.’s existing credit facility maturing in March 2016 (the “Existing Credit Agreement”) and pay related fees and transactions in connection therewith (the “Transactions”).

Holders of the Securities (including the Initial Purchasers and their direct and indirect transferees) will be entitled to the benefits of a Registration Rights Agreement, to be dated the Closing Date (as defined below) (the “Registration Rights Agreement”), pursuant to which the Issuers and the Guarantors will agree to file one or more registration statements with the Securities and Exchange Commission (the “Commission”) providing for the registration under the Securities Act of the Securities or the Exchange Securities referred to (and as defined) in the Registration Rights Agreement and the related Guarantees.

The Issuers and the Guarantors hereby confirm their agreement with the several Initial Purchasers concerning the purchase and resale of the Securities, as follows:

1. Purchase and Resale of the Securities.

(a) The Issuers agree to issue and sell the Securities to the several Initial Purchasers as provided in this Agreement, and each Initial Purchaser, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, agrees, severally and not jointly, to purchase from the Issuers the respective principal amount of Securities set forth opposite such Initial Purchaser’s name in Schedule 1 hereto at a price equal to 97.75% of the principal amount thereof plus accrued interest, if any, from January 23, 2013 to the Closing Date. The Issuers will not be obligated to deliver any of the Securities except upon payment for all the Securities to be purchased as provided herein.

(b) The Issuers understand that the Initial Purchasers intend to offer the Securities for resale on the terms set forth in the Time of Sale Information. Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that:

(i) it is a qualified institutional buyer within the meaning of Rule 144A under the Securities Act (a “QIB”) and an accredited investor within the meaning of Rule 501(a) of Regulation D under the Securities Act (“Regulation D”);

(ii) it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act; and

(iii) it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities as part of their initial offering except:

(A) within the United States to persons whom it reasonably believes to be QIBs in transactions pursuant to Rule 144A under the Securities Act (“Rule 144A”) and in connection with each such sale, it has taken or will take reasonable steps to ensure that the purchaser of the Securities is aware that such sale is being made in reliance on Rule 144A; or

(B) in accordance with the restrictions set forth in Annex C hereto.

(c) Each Initial Purchaser acknowledges and agrees that the Issuers and, for purposes of the “no registration” opinions to be delivered to the Initial Purchasers pursuant to Sections 6(g) and 6(i), counsel for the Issuers and the Guarantors and counsel for the Initial Purchasers, respectively, may rely upon the accuracy of the representations and warranties of the Initial Purchasers, and compliance by the Initial Purchasers with their agreements, contained in paragraph (b) above (including Annex C hereto), and each Initial Purchaser hereby consents to such reliance.

(d) The Issuers acknowledge and agree that the Initial Purchasers may offer and sell Securities to or through any affiliate of an Initial Purchaser and that any such affiliate may offer and sell Securities purchased by it to or through any Initial Purchaser.

(e) The Issuers and the Guarantors acknowledge and agree that each Initial Purchaser is acting solely in the capacity of an arm’s length contractual counterparty to the Issuers and the Guarantors with respect to the offering of Securities contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Issuers, the Guarantors or any other person. Additionally, neither the Representative nor any other Initial Purchaser is advising the Issuers, the Guarantors or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Issuers and the Guarantors shall consult with their own advisors concerning such matters and shall be responsible for making their own independent investigation and appraisal of the transactions contemplated hereby, and neither the Representative nor any other Initial Purchaser shall have any responsibility or liability to the Issuers or the Guarantors with respect thereto. Any review by the Representative or any Initial Purchaser of the Issuers, the Guarantors, and the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Representative or such Initial Purchaser, as the case may be, and shall not be on behalf of the Issuers, the Guarantors or any other person.

2. Payment and Delivery.

(a) Payment for and delivery of the Securities will be made at the offices of Cahill Gordon & Reindel LLP at 10:00 A.M., New York City time, on January 23, 2013, or at such other time or place on the same or such other date, not later than the fifth business day thereafter, as the Representative and the Issuers may agree upon in writing. The time and date of such payment and delivery is referred to herein as the “Closing Date”.

(b) Payment for the Securities shall be made by wire transfer in immediately available funds to the account(s) specified by the Issuers to the Representative against delivery to the nominee of The Depository Trust Company (“DTC”), for the account of the Initial Purchasers, of one or more global notes representing the Securities (collectively, the “Global Note”), with any transfer taxes payable in connection with the sale of the Securities duly paid by the Issuers. The Global Note will be made available for inspection by the Representative not later than 1:00 P.M., New York City time, on the business day prior to the Closing Date.

3. Representations and Warranties of the Issuers and the Guarantors. The Issuers and the Guarantors jointly and severally represent and warrant to each Initial Purchaser that:

(a) Preliminary Offering Memorandum, Time of Sale Information and Offering Memorandum. The Preliminary Offering Memorandum, as of its date, did not, the Time of Sale Information, at the Time of Sale, did not, and at the Closing Date, will not, and the Offering Memorandum, in the form first used by the Initial Purchasers to confirm sales of the Securities and as of the Closing Date, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Issuers and the Guarantors make no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Initial Purchaser furnished to the Issuers in writing by such Initial Purchaser through the Representative expressly for use in the Preliminary Offering Memorandum, the Time of Sale Information or the Offering Memorandum.

(b) Additional Written Communications. The Issuers and the Guarantors (including their agents and representatives, other than the Initial Purchasers in their capacity as such) have not prepared, made, used, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any written communication that constitutes an offer to sell or solicitation of an offer to buy the Securities (each such communication by the Issuers and the Guarantors or their agents and representatives (other than a communication referred to in clauses (i) and (ii) below) an “Issuer Written Communication”) other than (i) the Preliminary Offering Memorandum, (ii) the Offering Memorandum, (iii) the documents listed on Annex A hereto, including a term sheet substantially in the form of Annex B hereto, which constitute part of the Time of Sale Information, and (iv) any electronic road show or other written communications, in each case used in accordance with Section 4(c). Each such Issuer Written Communication, when taken together with the Time of Sale Information at the Time of Sale, did not, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Issuers and the Guarantors make no representation or warranty with respect to any statements or omissions made in each such Issuer Written Communication in reliance upon and in conformity with information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser through the Representative expressly for use in any Issuer Written Communication. Any information included in an Issuer Written Communication that is not otherwise included in the Time of Sale Information and the Offering Memorandum does not conflict with the information in the Time of Sale Information and the Offering Memorandum.

(c) Incorporated Documents. The documents incorporated or deemed to be incorporated by reference in each of the Time of Sale Information and the Offering Memorandum, at the respective times they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Exchange Act”), and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(d) Financial Statements. The financial statements of the Parent Guarantor, Titan Operating, LLC (“Titan”) and DTE Gas & Oil Company (“DTE”) and the Statements of Combined Revenues and Direct Operating Expenses of Oil and Gas Properties Acquired by the Parent Guarantor (the properties described thereby, the “Acquired Properties”) included in the Time of Sale Information and the Offering Memorandum, together with the related schedules (if any) and notes, present fairly the financial position of the Parent Guarantor and its consolidated subsidiaries and the results of operations of Titan, DTE, the Acquired Properties at the dates indicated and the results of operations, changes in stockholders’ equity and cash flows of the Parent Guarantor and its consolidated subsidiaries for the periods specified; and all such financial statements have been prepared in conformity with GAAP applied on a consistent basis throughout the periods involved and comply with all applicable accounting requirements under the Securities Act or the Exchange Act, as applicable. The supporting schedules, if any, included in the Time of Sale Information and the Offering Memorandum present fairly, in accordance with GAAP, the information shown thereby. The pro forma financial statements and the related notes thereto included in the Time of Sale Information and the Offering Memorandum present fairly the information shown therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. The interactive data in eXtensible Business Reporting Language incorporated by reference in the Time of Sale Information and the Offering Memorandum fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(e) No Material Adverse Change. Since the date of the most recent financial statements of the Parent Guarantor included or incorporated by reference in the Time of Sale Information and the Offering Memorandum (in each case exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (A) there has been no material adverse change or any development that could reasonably be expected to result in a material adverse change, in the condition (financial or other), results of operations, business, properties, management or prospects of the Parent Guarantor and its subsidiaries taken as a whole, whether or not arising in the ordinary course of business or materially and adversely affect the consummation of the transactions contemplated in this Agreement or the performance by the Issuers and the Guarantors of their obligations under this Agreement (in any such case, a “Material Adverse Effect”); (B) except as otherwise disclosed in the Time of Sale Information and the Offering Memorandum (in each case exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), neither of the Parent Guarantor nor any of its subsidiaries has incurred any liability or obligation or entered into any transaction or agreement that, individually or in the aggregate, is material with respect to the Parent

Guarantor and its subsidiaries, taken as a whole, and neither the Parent Guarantor nor any of its subsidiaries has sustained any loss or interference with its business or operations from fire, explosion, flood, earthquake or other natural disaster or calamity, whether or not covered by insurance, or from any labor dispute or disturbance or court or governmental action, order or decree which could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect; and (C) except as otherwise disclosed in the Time of Sale Information and the Offering Memorandum (in each case exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), there has been no distribution of any kind declared, paid or made by Parent Guarantor on any class of its limited or general partnership interests or any change in the long-term debt of the Parent Guarantor or any of its subsidiaries.

(f) Organization and Good Standing. Each of the Parent Guarantor and each of its subsidiaries has been duly formed and is validly existing as a corporation, limited partnership or limited liability company, as applicable, and is in good standing under the laws of its jurisdiction of formation and has full corporate, partnership or limited liability company power and authority necessary to own, lease and operate its properties that it owns, leases or operates and to conduct its business as described in the Time of Sale Information and the Offering Memorandum and to enter into and perform its obligations under this Agreement (to the extent applicable), in each case in all material respects as described in this Agreement. Each of the Parent Guarantor and each of its subsidiaries is duly qualified to transact business and is in good standing as a foreign corporation, limited partnership or foreign limited liability company, as the case may be, in each other jurisdiction in which such qualification is required for the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Effect or subject the Parent Guarantor or any of its subsidiaries to any material liability or disability. The Parent Guarantor does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Schedule 3 to this Agreement.

(g) Capitalization. The Parent Guarantor has the capitalization as set forth in each of Time of Sale Information and the Offering Memorandum under the heading “Capitalization”; all of the outstanding limited liability company interests of each subsidiary of the Parent Guarantor have been duly and validly authorized and issued, are fully paid and non-assessable (except as such nonassessability may be affected by matters described in Section 18-607 of the Delaware Limited Liability Company Act (the “Delaware LLC Act”)) and are owned directly or indirectly by the Parent Guarantor, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party other than liens in favor of Wells Fargo Bank, N.A., as collateral agent for the benefit of the secured parties under the Existing Credit Agreement and related security documents (the “Credit Documents”), and all capital contributions required in respect of such limited liability company interests have been paid in full. Finance Corp. has no assets, operations, revenues or cash flows other than those related to the issuance, administration and repayment of the Securities. Its only assets are its nominal capitalization of $1.00.

(h) Due Authorization. Each of the Issuers and each of the Guarantors have full right, power and authority to execute and deliver this Agreement, the Registration Rights Agreement, the Securities, the Guarantees and the Indenture (collectively, the “Transaction Documents”) and to perform their respective obligations hereunder and thereunder; and all action required to be taken for the due and proper authorization, execution and delivery of each of the Transaction Documents and the consummation of the transactions contemplated thereby has been duly and validly taken.

(i) The Indenture. The Indenture has been duly authorized by the Issuers and the Guarantors and on the Closing Date will be duly executed and delivered by each Issuer and each of the Guarantors and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding obligation of each Issuer and each Guarantor enforceable against each Issuer and each Guarantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability regardless of whether considered in a proceeding in equity or at law (collectively, the “Enforceability Exceptions”); and on the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), and the rules and regulations of the Commission applicable to an indenture that is qualified thereunder.

(j) The Securities and the Guarantees. The Securities have been duly authorized by each of the Issuers and, when duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of each of the Issuers enforceable against each of the Issuers in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture; and the Guarantees have been duly authorized by each of the Guarantors and, when the Securities have been duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be valid and legally binding obligations of each of the Guarantors, enforceable against each of the Guarantors in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

(k) The Exchange Securities. On the Closing Date, the Exchange Securities (including the related Guarantees) will have been duly authorized by the Issuers and each of the Guarantors and, when duly executed, authenticated, issued and delivered as contemplated by the Registration Rights Agreement, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of each Issuer, as an issuer, and each of the Guarantors, as guarantor, enforceable against each Issuer and each of the Guarantors in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

(l) Registration Rights Agreement. The Registration Rights Agreement has been duly authorized by each Issuer and each of the Guarantors and on the Closing Date will be duly executed and delivered by each Issuer and each of the Guarantors and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of each Issuer and each of the Guarantors enforceable against each Issuer and each of the Guarantors in accordance with its terms, subject to the Enforceability Exceptions, and except that rights to indemnity and contribution thereunder may be limited by applicable law and public policy.

(m) Purchase Agreement. This Agreement has been duly authorized, executed and delivered by each of the Issuers and each of the Guarantors.

(n) No Violation or Default. None of the Parent Guarantor nor any of its subsidiaries is in violation of its charter or by-laws or similar organizational documents or in default in the performance or observance of any obligation, agreement, covenant or condition contained in its charter or by-laws or similar organizational documents. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein and in the Time of Sale Information and the Offering Memorandum (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Time of Sale Information and the Offering Memorandum under the caption “Use of proceeds”) and compliance by each of the Issuers and each of the Guarantors with its obligations under this Agreement do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien upon any property or assets of the Parent Guarantor and its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Parent Guarantor or any of its subsidiaries is a party or by which the Parent Guarantor or any of its subsidiaries is bound or to which any property, right or asset of the Parent Guarantor or any of its subsidiaries is subject, except for such conflicts, breaches, defaults or liens that would not, individually or in the aggregate, result in a Material Adverse Effect, nor will such action result in any violation of (i) the provisions of the charter or by-laws or similar organizational documents of any of the Parent Guarantor or any of its subsidiaries or (ii) any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Issuers and the Guarantors or any of their respective assets, properties or operations.

(o) Accuracy of Descriptions. The information included or incorporated by reference in the Time of Sale Information and the Offering Memorandum under the captions “Management’s discussion and analysis of financial condition and results of operations—Liquidity and capital resources,” “Business—Environmental matters and regulation,” “Legal proceedings,” “Certain Relationships and Related Transactions, and Director

Independence,” “Description of other indebtedness,” “Description of notes,” “Exchange offer; registration rights” and “Certain U.S. federal income tax consequences,” in each case to the extent that it constitutes summaries of legal matters, summaries of provisions of any instruments or agreements (including the Transaction Documents), summaries of legal proceedings, or legal conclusions, is correct in all material respects; and there are no franchises, contracts, indentures, mortgages, deeds of trust, loan or credit agreements, bonds, notes, debentures, evidences of indebtedness, leases or other instruments, agreements or documents required to be described or referred to in the Time of Sale Information and the Offering Memorandum or the documents incorporated or deemed to be incorporated by reference therein which have not been so described and filed as required.

(p) No Consents Required. (i) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, (ii) no authorization, approval, vote or consent of any holder of equity interests or other securities of the Parent Guarantor or any its subsidiaries or creditor of any of the Parent Guarantor or any of its subsidiaries, (iii) no authorization, approval, waiver or consent under any the charter or by-laws or similar organizational documents of the Issuers and the Guarantors, and (iv) no authorization, approval, vote or consent of any other person or entity, is necessary or required for the authorization, execution, delivery or performance by the Issuers and the Guarantors of this Agreement, for the offering of the Securities as contemplated by this Agreement, for the issuance, sale or delivery of the Securities to be sold by Issuers and the Guarantors pursuant to this Agreement, or for the consummation of any of the other transactions contemplated by this Agreement, in each case on the terms contemplated by the Time of Sale Information and the Offering Memorandum, except such as have been obtained under the Securities Act or the Exchange Act and the registration of the Securities under the Securities Act, the qualification of the Indenture under the Trust Indenture Act and such consents, approvals, authorizations, orders and registrations or qualifications as may be required under applicable state securities laws in connection with the purchase and distribution of the Securities by the Initial Purchasers.

(q) Legal Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Issuers and the Guarantors, threatened, against or affecting the Parent Guarantor and its subsidiaries which is required to be disclosed in the Time of Sale Information and the Offering Memorandum (other than as disclosed therein), or which might reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect; the aggregate of all pending legal or governmental proceedings to which any of the Parent Guarantor and any of its subsidiaries is a party or of which any of their respective property or assets is the subject which are not described in the Time of Sale Information and the Offering Memorandum, including ordinary routine litigation incidental to the business, would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

(r) Independent Accountants. The accountants who certified the financial statements, the statements of combined revenues and direct operating expenses, and any supporting schedules included in the Time of Sale Information and the Offering Memorandum are independent public accountants as required the Securities Act, the Exchange Act, and the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board (United States).

(s) Real and Personal Property. Except as described in each of the Time of Sale Information and the Offering Memorandum, the Parent Guarantor and its subsidiaries have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real and personal property that are material to the respective businesses of the Parent Guarantor and its subsidiaries, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except those (i) that do not materially interfere with the use made and proposed to be made of such property by the Parent Guarantor and its subsidiaries, (ii) pursuant to the Credit Documents or (iii) that could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(t) Intellectual Property. The Parent Guarantor and its subsidiaries own and possess or have valid and enforceable licenses to use, all patents, patent rights, patent applications, licenses, copyrights, inventions, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names, service names, software, internet addresses, domain names and other intellectual property (collectively, “Intellectual Property”) that is described in the Time of Sale Information and the Offering Memorandum or that is necessary for the conduct of their respective businesses as currently conducted, as proposed to be conducted and as described in the Time of Sale Information and the Offering Memorandum; none of the Parent Guarantor or any of its subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interests of the Parent Guarantor and its subsidiaries therein; there are no third parties who have or, to the knowledge of the Issuers and the Guarantors, will be able to establish rights to any Intellectual Property of the Parent Guarantor and its subsidiaries, except for, and to the extent of, the ownership rights of the owners of the Intellectual Property which the Time of Sale Information and the Offering Memorandum discloses is licensed to the Parent Guarantor and its subsidiaries; there is no pending or, to the knowledge of the Issuers and the Guarantors, threatened action, suit, proceeding or claim by others challenging the Parent Guarantor’s or its subsidiaries’ rights in or to any such Intellectual Property, or challenging the validity, enforceability or scope of any such Intellectual Property, or asserting that any of the Parent Guarantor or any of its subsidiaries infringes or otherwise violates, or would, upon the commercialization of any product or service described in the Time of Sale Information and the Offering Memorandum, infringe or violate, any Intellectual Property of others, and the Issuers and the Guarantors are unaware of any facts which could form a reasonable basis for any such action, suit, proceeding or claim; the Parent Guarantor and its subsidiaries have complied with the terms of each agreement pursuant to which any Intellectual Property has been licensed to the Parent Guarantor and its subsidiaries, all such agreements are in full force and effect, and no event or condition has occurred or exists that gives or, with notice or passage of time or both, would give any person the right to terminate any such agreement; and there is no patent or patent application that contains claims that interfere with the issued or pending claims of any such Intellectual Property of the Parent Guarantor and its subsidiaries or that challenges the validity, enforceability or scope of any such Intellectual Property.

(u) No Undisclosed Relationships. There are no business relationships or related party transactions involving the Parent Guarantor or any of its subsidiaries or, to the knowledge of the Issuers and the Guarantors, any other person that are required by the Securities Act to be described in the Time of Sale Information and the Offering Memorandum that have not been described as required.

(v) Investment Company Act. Neither the Parent Guarantor nor any of its subsidiaries, and upon the issuance and sale of the Securities as herein contemplated and the receipt and application of the net proceeds therefrom as described in the Time of Sale Information and the Offering Memorandum under the caption “Use of proceeds,” will not be, an “investment company” or an entity “controlled” by an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Investment Company Act”).

(w) Taxes. The Parent Guarantor and its subsidiaries have filed all foreign, federal, state and local tax returns that are required to be filed or have obtained extensions thereof, except where the failure so to file would not, individually or in the aggregate, result in a Material Adverse Effect, and have paid all taxes (including, without limitation, any estimated taxes) required to be paid and any other assessment, fine or penalty, to the extent that any of the foregoing is due and payable, except for any such tax, assessment, fine or penalty that is currently being contested in good faith by appropriate actions and except for such taxes, assessments, fines or penalties the nonpayment of which would not, individually or in the aggregate, result in a Material Adverse Effect.

(x) Licenses and Permits. The Parent Guarantor and its subsidiaries have legal, valid and defensible title to the interests in the oil and natural gas properties underlying the estimates of Wright & Company, Inc. of the Parent Guarantor and its subsidiaries’ net proved reserves contained in or incorporated by reference into the Time of Sale Information and the Offering Memorandum and have good and marketable title in fee simple to all real property owned by any of them (if any) and good title to all other properties and assets owned by any of them, in each case, free and clear of all liens except such as (a) are described in the Time of Sale Information and the Offering Memorandum, (b) exist pursuant to the Existing Credit Agreement or (c) are not, individually or in the aggregate, material to the Parent Guarantor and its subsidiaries, taken as a whole, are not required to be disclosed in the Time of Sale Information and the Offering Memorandum, do not, individually or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Parent Guarantor and its subsidiaries; the working interests derived from oil, natural gas and mineral leases or mineral interests that constitute a portion of the real property held or leased by the Parent Guarantor and its subsidiaries reflect in all material respects the right of the Parent Guarantor and its subsidiaries to explore, develop or produce hydrocarbons as described in the Time of Sale Information and the Offering Memorandum from such real property, and the care taken by the Parent Guarantor and its subsidiaries with respect to acquiring or otherwise procuring such leases or mineral interests was generally consistent with standard industry practices in the areas in which the Parent Guarantor and its subsidiaries operate for acquiring or procuring leases and interests therein to explore, develop or produce hydrocarbons; all real property, buildings and other improvements, and all equipment and other property held under lease or sublease by the Parent Guarantor and its subsidiaries is held by them under valid, subsisting and enforceable leases or subleases, as the case may be, with, solely in the case of leases or subleases relating to real property, buildings or other improvements, such exceptions as are not material and do not interfere with the use made or proposed to be made of such property and buildings or other improvements by the Parent Guarantor and its subsidiaries, and all such leases and subleases are in full force and effect; and none of the Parent Guarantor or any of its subsidiaries has received any notice of any claim of any sort that has been asserted by anyone adverse to the rights of any of the Parent Guarantor or any of its subsidiaries under any of the leases or subleases mentioned above or affecting or questioning the rights of the Parent Guarantor or any of its subsidiaries to the continued possession of the leased or subleased premises or to the continued use of the leased or subleased equipment or other property except for such claims which, if successfully asserted against any of the Parent Guarantor or any of its subsidiaries, would not, individually or in the aggregate, result in a Material Adverse Effect.

(y) No Labor Disputes. No labor dispute with the employees of the Parent Guarantor or its subsidiaries exists or, to the knowledge of the Issuers and the Guarantors, is imminent, and none of the Issuers and the Guarantors is aware of any existing or imminent labor disturbance by the employees of any of the principal suppliers, manufacturers, customers or contractors of the Parent Guarantor and its subsidiaries which might reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

(z) Compliance With Environmental Laws. Except as described in the Time of Sale Information and the Offering Memorandum and except as would not, individually or in the aggregate, result in a Material Adverse Effect, (i) none of the Parent Guarantor or any of it subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products, asbestos-containing materials or mold (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (ii) the Parent Guarantor and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (iii) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings under any Environmental Law against the Parent Guarantor and its subsidiaries, and (iv) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Parent Guarantor and its subsidiaries relating to Hazardous Materials or under any Environmental Laws.

(aa) Compliance With ERISA. None of the following events has occurred or exists: (i) a failure to fulfill the obligations, if any, under the minimum funding standards of Section 302 of ERISA with respect to a Plan (as defined below) determined without regard to any waiver of such obligations or extension of any amortization period; (ii) an audit or investigation by the Internal Revenue Service, the U.S. Department of Labor, the Pension Benefit Guaranty Corporation or any other federal, state or foreign governmental or regulatory agency with respect to the employment or compensation of employees by the Parent Guarantor or any of its subsidiaries that might reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect; or (iii) any breach of any contractual obligation, or any violation of law or applicable qualification standards, with respect to the employment or compensation of employees by the Parent Guarantor or any of its subsidiaries that might reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. None of the following events has occurred or is reasonably likely to occur: (i) a material increase in the aggregate amount of contributions required to be made to all Plans in the current fiscal year of the Parent Guarantor and its subsidiaries compared to the amount of such contributions made in the Parent Guarantor’s most recently completed fiscal year; (ii) a material increase in the “accumulated post-retirement benefit obligations” (within the meaning of Statement of Financial Accounting Standards 106) of the Parent Guarantor and its subsidiaries compared to the amount of such obligations in the Parent Guarantor’s most recently completed fiscal year; (iii) any event or condition giving rise to a liability under Title IV of ERISA that might reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect; or (iv) the filing of a claim by one or more employees or former employees of the Parent Guarantor and its subsidiaries related to its or their employment that might reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. For purposes of this paragraph and the definition of ERISA, the term “Plan” means a plan (within the meaning of Section 3(3) of ERISA) with respect to which the Parent Guarantor or any of its subsidiaries may have any liability.

(bb) Insurance. The Parent Guarantor and its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; all policies of insurance and any fidelity or surety bonds insuring the Parent Guarantor and its subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect; the Parent Guarantor and its subsidiaries are in compliance with the terms of such policies and instruments in all material respects; there are no claims by the Parent Guarantor or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; none of the Parent Guarantor or any of its subsidiaries has been refused any insurance coverage sought or applied for; and none of the Parent Guarantor or any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers at a cost that would not, individually or in the aggregate, result in a Material Adverse Effect.

(cc) Accounting and Disclosure Controls. The Parent Guarantor and its subsidiaries maintain and have established and maintained effective “internal control over financial reporting” (as defined in Rule 13a-15 of the Exchange Act). The Parent Guarantor and its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. There has not been (1) except as described in the Time of Sale Information and the Offering Memorandum, at any time during the Parent Guarantor’s five consecutive fiscal years ended with and including the Parent Guarantor’s most recent fiscal year for which audited financial statements are included in the Time of Sale Information and the Offering Memorandum or at any time subsequent thereto, any material weakness (as defined in Rule 1-02 of Regulation S-X of the Commission) in the Parent Guarantor’s internal control over financial reporting (whether or not remediated), or (2) any fraud, whether or not material, involving management or other employees who have a role in the Parent Guarantor’s internal control over financial reporting and, since the end of the Parent Guarantor’s most recent fiscal year for which audited financial statements are included in the Time of Sale Information and the Offering Memorandum, there has been no change in the Parent Guarantor’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Parent Guarantor’s internal control over financial reporting.

The Parent Guarantor and its subsidiaries have established, maintained and periodically evaluate the effectiveness of “disclosure controls and procedures” (as defined in Rules 13a-15 and 15d-15 under the Exchange Act); such disclosure controls and procedures are designed to ensure that information required to be disclosed by the Parent Guarantor in the reports that it files or submits under the Exchange Act and the interactive data in eXtensible Business Reporting Language incorporated by reference in the Time of Sale Information and the Offering Memorandum are recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms, and is accumulated and communicated to the Parent Guarantor’s management, including the principal executive officer or officers of the Parent Guarantor and the principal financial officer or officers of the Parent Guarantor, as appropriate, to allow timely decisions regarding disclosure.

The Parent Guarantor’s independent public accountants and the audit committee of the board of directors of the Parent Guarantor’s general partner have been advised of all material weaknesses, if any, and significant deficiencies (as defined in Rule 1-02 of Regulation S-X of the Commission), if any, in the Parent Guarantor’s internal control over financial reporting and of all fraud, if any, whether or not material, involving management or other employees who have a role in the Parent Guarantor’s internal control over financial reporting, in each case that occurred or existed, or was first detected, at any time during the Parent Guarantor’s five consecutive fiscal years ended with and including the Parent Guarantor’s most recent fiscal year for which audited financial statements are included in the Time of Sale Information and the Offering Memorandum or at any time subsequent thereto.

(dd) No Unlawful Payments. None of the Parent Guarantor or any of its subsidiaries nor any director or officer, nor, to the knowledge of the Issuers and the Guarantors, any agent, employee, affiliate or other person acting on behalf of the Parent Guarantor or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that has resulted or would result in a violation by any such person of the Foreign Corrupt Practices Act of 1977 (“FCPA”), including, without limitation, any offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Parent Guarantor and its subsidiaries, and, to the knowledge of the Issuers and the Guarantors, its other affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to ensure, continued compliance therewith.

(ee) Compliance with Money Laundering Laws. The operations of the Parent Guarantor and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Parent Guarantor or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Issuers and the Guarantors, threatened.

(ff) No Conflicts with Sanctions Laws. None of the Parent Guarantor, any of its subsidiaries nor any director or officer, nor, to the knowledge of the Issuers and the Guarantors, any agent, employee, affiliate or other person acting on behalf of the Parent Guarantor or any of its subsidiaries is currently the subject of any sanctions administered or enforced by the U.S. Government (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”)), the United Nations Security Council (“UNSC”), the European Union, Her Majesty’s Treasury (“HMT”), or other relevant sanctions authority (collectively, “Sanctions”), nor is the Parent Guarantor or any of its subsidiaries located, organized or resident in a country or territory that is the subject of Sanctions; and the Parent Guarantor and its subsidiaries will not directly or indirectly use any of the proceeds from the sale of Securities by the Issuers in the offering contemplated by this Agreement, or lend, contribute or otherwise make available any such proceeds (i) to any subsidiary, joint venture partner or other person or entity, for the purpose of financing any activities or business of or with any person or entity or in any country or territory that, at the time of such funding or facilitation, is the subject of any Sanctions or (ii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as initial purchaser, advisor, investor or otherwise) of Sanctions.

(gg) No Restrictions on Subsidiaries. Neither the Parent Guarantor nor any of its subsidiaries is a party to or otherwise bound by any instrument or agreement that limits or prohibits or could limit or prohibit, directly or indirectly, the Parent Guarantor from making distributions on its limited or general partnership interests, and no subsidiary of the Parent Guarantor is a party to or otherwise bound by any instrument or agreement that limits or prohibits or could limit or prohibit, directly or indirectly, any subsidiary of the Parent Guarantor from paying any dividends or making any other distributions on its limited liability company interests or from repaying any loans or advances from, or (except for instruments or agreements that by their express terms prohibit the transfer or assignment thereof or of any rights thereunder) transferring any of its properties or assets to, the Parent Guarantor or any other subsidiary, in each case except as described in the Time of Sale Information, the Offering Memorandum and the Credit Documents.

(hh) No Broker’s Fees. There is not a broker, finder or other party that is entitled to receive from the Parent Guarantor or any of its subsidiaries any brokerage or finder’s fee or other fee or commission as a result of any of the transactions contemplated by this Agreement, except for initial purchasers discounts and commissions in connection with the sale of the Securities to the Initial Purchasers pursuant to this Agreement.

(ii) Solvency. On and immediately after the Closing Date, the Parent Guarantor and its subsidiaries, taken as a whole (after giving effect to the issuance and sale of the Securities, the issuance of the Guarantees and the other transactions related thereto as described in each of the Time of Sale Information and the Offering Memorandum), will be Solvent. As used in this paragraph, the term “Solvent” means, with respect to a particular date and entity, that on such date (i) the fair value (and present fair saleable value) of the assets of such entity is not less than the total amount required to pay the probable liability of such entity on its total existing debts and liabilities (including contingent liabilities) as they become absolute and matured; (ii) such entity is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business; (iii) assuming consummation of the issuance and sale of the Securities and the issuance of the Guarantees as contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum, such entity does not have, intend to incur or believe that it will incur debts or liabilities beyond its ability to pay as such debts and liabilities mature; (iv) such entity is not engaged in any business or transaction, and does not propose to engage in any business or transaction, for which its property would constitute unreasonably small capital; and (v) such entity is not a defendant in any civil action that would result in a judgment that such entity is or would become unable to satisfy.

(jj) Rule 144A Eligibility. On the Closing Date, the Securities will not be of the same class as securities listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in an automated inter-dealer quotation system; and each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its respective date, contains or will contain all the information that, if requested by a prospective purchaser of the Securities, would be required to be provided to such prospective purchaser pursuant to Rule 144A(d)(4) under the Securities Act.

(kk) No Integration. None of the Issuers or any of their affiliates (as defined in Rule 501(b) of Regulation D) has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act), that is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act.

(ll) No General Solicitation or Directed Selling Efforts. None of the Issuers or any of their affiliates or any other person acting on its or their behalf (other than the Initial Purchasers, as to which no representation is made) has (i) solicited offers for, or offered or sold, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act or (ii) engaged in any directed selling efforts within the meaning of Regulation S under the Securities Act (“Regulation S”), and all such persons have complied with the offering restrictions requirement of Regulation S.

(mm) Securities Law Exemptions. Assuming the accuracy of the representations and warranties of the Initial Purchasers contained in Section 1(b) (including Annex C hereto) and their compliance with their agreements set forth therein, it is not necessary, in connection with the issuance and sale of the Securities to the Initial Purchasers and the offer, resale and delivery of the Securities by the Initial Purchasers in the manner contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum, to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act.

(nn) No Stabilization. None of the Issuers or the Guarantors has taken or will take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Securities.

(oo) Margin Rules. Neither the issuance, sale and delivery of the Securities nor the application of the proceeds thereof by the Issuers as described in each of the Time of Sale Information and the Offering Memorandum will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.

(pp) Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained or incorporated by reference in any of the Time of Sale Information and the Offering Memorandum has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(qq) Industry Statistical and Market Data. Any statistical, demographic, market-related and similar data included in the Time of Sale Information and the Offering Memorandum are based on or derived from sources that the Issuers believe to be reliable and accurate and accurately reflect the materials upon which such data is based or from which it was derived, and the Issuers have delivered true, complete and correct copies of such materials to the Representative.

(rr) Engineers; Reserve Report. Wright & Company, Inc., who issued a report with respect to the Parent Guarantor’s oil and natural gas reserves at December 31, 2011 and who has delivered the letters referred to in Section 6(f) hereof, was, as of the date of such report, and is, as of the date hereof, an independent petroleum engineer with respect to the Parent Guarantor. The information underlying the estimates of reserves of the Parent Guarantor included in the Time of Sale Information and the Offering Memorandum, including, without limitation, production, costs of operation and development, current prices for production, agreements relating to current and future operations and sales of production, was true and correct in all material respects on the dates such estimates were made and such information was supplied and was prepared in accordance with customary industry practices; other than normal production of the reserves, intervening market commodity price fluctuations, fluctuations in demand for such products, adverse weather conditions, unavailability or increased costs of rigs, equipment, supplies or personnel, the timing of third party operations and other factors, in each case as described in the Time of Sale Information and the Offering Memorandum, none of the Parent Guarantor or any of its subsidiaries is aware of any facts or circumstances that would result in a material adverse change in the aggregate net reserves, or the present value of future net cash flows therefrom, as described in the Time of Sale Information and the Offering Memorandum; and estimates of such reserves and present values as described in the Time of Sale Information and the Offering Memorandum comply in all material respects with the applicable requirements of Regulation S-X and Subpart 1200 of Regulation S-K under the Securities Act.

(ss) Sarbanes-Oxley Act. There is and has been no failure on the part of the Parent Guarantor or any of the Parent Guarantor’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications.

4. Further Agreements of the Issuers and the Guarantors. The Issuers and the Guarantors jointly and severally covenant and agree with each Initial Purchaser that:

(a) Delivery of Copies. The Issuers will deliver, without charge, to the Initial Purchasers as many copies of the Preliminary Offering Memorandum, any other Time of Sale Information, any Issuer Written Communication and the Offering Memorandum (including all amendments and supplements thereto) as the Representative may reasonably request.

(b) Offering Memorandum, Amendments or Supplements. Before finalizing the Offering Memorandum or making or distributing any amendment or supplement to any of the Time of Sale Information or the Offering Memorandum or filing with the Commission any document that will be incorporated by reference therein, the Issuers will furnish to the Representative and counsel for the Initial Purchasers a copy of the proposed Offering Memorandum or such amendment or supplement or document to be incorporated by reference therein for review, and will not distribute any such proposed Offering Memorandum, amendment or supplement or file any such document with the Commission to which the Representative reasonably objects.

(c) Additional Written Communications. Before making, preparing, using, authorizing, approving or referring to any Issuer Written Communication, the Issuers and the Guarantors will furnish to the Representative and counsel for the Initial Purchasers a copy of such written communication for review and will not make, prepare, use, authorize, approve or refer to any such written communication to which the Representative reasonably objects.

(d) Notice to the Representative. The Issuers will advise the Representative promptly, and confirm such advice in writing, (i) of the issuance by any governmental or regulatory authority of any order preventing or suspending the use of any of the Time of Sale Information, any Issuer Written Communication or the Offering Memorandum or the initiation or threatening of any proceeding for that purpose; (ii) of the occurrence of any event at any time prior to the completion of the initial offering of the Securities as a result of which any of the Time of Sale Information, any Issuer Written Communication or the Offering Memorandum as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing when such Time of Sale Information, Issuer Written Communication or the Offering Memorandum is delivered to a purchaser, not misleading; and (iii) of the receipt by the Issuers of any notice with respect to any suspension of the qualification of the Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Issuers will use their reasonable best efforts to prevent the issuance of any such order preventing or suspending the use of any of the Time of Sale Information, any Issuer Written Communication or the Offering Memorandum or suspending any such qualification of the Securities and, if any such order is issued, will obtain as soon as possible the withdrawal thereof.

(e) Time of Sale Information. If at any time prior to the Closing Date (i) any event shall occur or condition shall exist as a result of which any of the Time of Sale Information as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) it is necessary to amend or supplement the Time of Sale Information to comply with law, the Issuers will immediately notify the Initial Purchasers thereof and forthwith prepare and, subject to paragraph (b) above, furnish to the Initial Purchasers such amendments or supplements to the Time of Sale Information (or any document to be filed with the Commission and incorporated by reference therein) as may be necessary so that the statements in any of the Time of Sale Information as so amended or supplemented (including such documents to be incorporated by reference therein) will not, in the light of the circumstances under which they were made, be misleading or so that any of the Time of Sale Information will comply with law.

(f) Ongoing Compliance of the Offering Memorandum. If at any time prior to the completion of the initial offering of the Securities (i) any event shall occur or condition shall exist as a result of which the Offering Memorandum as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Offering Memorandum is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Offering Memorandum to comply with law, the Issuers will immediately notify the Initial Purchasers thereof and forthwith prepare and, subject to paragraph (b) above, furnish to the Initial Purchasers such amendments or supplements to the Offering Memorandum (or any document to be filed with the Commission and incorporated by reference therein) as may be necessary so that the statements in the Offering Memorandum as so amended or supplemented (including such document to be incorporated by reference therein) will not, in the light of the circumstances existing when the Offering Memorandum is delivered to a purchaser, be misleading or so that the Offering Memorandum will comply with law.

(g) Blue Sky Compliance. The Issuers will qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representative shall reasonably request and will continue such qualifications in effect so long as required for the offering and resale of the Securities; provided that none of the Issuers or any of the Guarantors shall be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.

(h) Clear Market. During the period from the date hereof through and including the date that is 60 days after the date hereof, the Issuers and each of the Guarantors will not, without the prior written consent of the Representative, offer, sell, contract to sell or otherwise dispose of any debt securities issued or guaranteed by the Issuers or any of the Guarantors and having a tenor of more than one year (other than the Securities offered pursuant to this Agreement).

(i) Use of Proceeds. The Issuers will apply the net proceeds from the sale of the Securities as described in each of the Time of Sale Information and the Offering Memorandum under the heading “Use of proceeds”.

(j) Supplying Information. While the Securities remain outstanding and are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, the Issuers and each of the Guarantors will, during any period in which the Issuers are not subject to and in compliance with Section 13 or 15(d) of the Exchange Act, furnish to holders of the Securities and prospective purchasers of the Securities designated by such holders, upon the request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

(k) DTC. The Issuers will assist the Initial Purchasers in arranging for the Securities to be eligible for clearance and settlement through DTC.

(l) No Resales by the Issuers. The Issuers will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Securities that have been acquired by any of them, except for Securities purchased by the Parent Guarantor or any of its affiliates and resold in a transaction registered under the Securities Act.

(m) No Integration. None of the Issuers or any of their affiliates (as defined in Rule 501(b) of Regulation D) will, directly or through any agent, sell, offer for sale, solicit offers to buy or otherwise negotiate in respect of, any security (as defined in the Securities Act), that is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act.

(n) No General Solicitation or Directed Selling Efforts. None of the Issuers or any of their affiliates or any other person acting on its or their behalf (other than the Initial Purchasers, as to which no covenant is given) will (i) solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act or (ii) engage in any directed selling efforts within the meaning of Regulation S, and all such persons will comply with the offering restrictions requirement of Regulation S.

(o) No Stabilization. None the Issuers or any of the Guarantors will take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.

5. Certain Agreements of the Initial Purchasers. Each Initial Purchaser hereby represents and agrees that it has not and will not use, authorize use of, refer to, or participate in the planning for use of, any written communication that constitutes an offer to sell or the solicitation of an offer to buy the Securities other than (i) the Preliminary Offering Memorandum and the Offering Memorandum, (ii) any written communication that contains either (a) no “issuer information” (as defined in Rule 433(h)(2) under the Securities Act) or (b) “issuer information” that was included (including through incorporation by reference) in the Time of Sale Information or the Offering Memorandum, (iii) any written communication listed on Annex A or prepared pursuant to Section 4(c) above (including any electronic road show), (iv) any written communication prepared by such Initial Purchaser and approved by the Company in advance in writing or (v) any written communication relating to or that contains the terms of the Securities and/or other information that was included (including through incorporation by reference) in the Time of Sale Information or the Offering Memorandum.

6. Conditions of Initial Purchasers’ Obligations. The obligation of each Initial Purchaser to purchase Securities on the Closing Date as provided herein is subject to the performance by the Issuers and each of the Guarantors of their respective covenants and other obligations hereunder and to the following additional conditions:

(a) Representations and Warranties. The representations and warranties of the Issuers and the Guarantors contained herein shall be true and correct on the date hereof and on and as of the Closing Date; and the statements of the Issuers, the Guarantors and their respective officers made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date.

(b) No Downgrade. Subsequent to the earlier of (A) the Time of Sale and (B) the execution and delivery of this Agreement, (i) no downgrading shall have occurred in the rating accorded the Securities or any other debt securities or preferred stock issued or guaranteed by the Parent Guarantor or any of its subsidiaries by any “nationally recognized statistical rating organization”, as such term is defined under Section 3(a)(62) under the Exchange Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of the Securities or of any other debt securities or preferred stock issued or guaranteed by the Parent Guarantor or any of its subsidiaries (other than an announcement with positive implications of a possible upgrading).

(c) No Material Adverse Change. No event or condition of a type described in Section 3(e) hereof shall have occurred or shall exist, which event or condition is not described in each of the Time of Sale Information (excluding any amendment or supplement thereto) and the Offering Memorandum (excluding any amendment or supplement thereto) the effect of which in the judgment of the Representative makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum.

(d) Officer’s Certificate. The Representative shall have received on and as of the Closing Date a certificate of an executive officer of the Issuers and of each Guarantor who has specific knowledge of the Issuers’ or such Guarantor’s financial matters and is satisfactory to the Representative (i) confirming that such officer has carefully reviewed the Time of Sale Information and the Offering Memorandum and, to the best knowledge of such officer, the representations set forth in Sections 3(a) and 3(b) hereof are true and correct, (ii) confirming that the other representations and warranties of the Issuers and the Guarantors in this Agreement are true and correct and that the Issuers and the Guarantors have complied with all agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date and (iii) to the effect set forth in paragraphs (b) and (c) above.

(e) Comfort Letters.

(i) On the date of this Agreement and on the Closing Date, Grant Thorton LLP shall have furnished to the Representative, at the request of the Issuers, letters, dated the respective dates of delivery thereof and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representative, containing statements and information of the type customarily included in accountants’ “comfort letters” to initial purchasers with respect to the financial statements and certain financial information contained or incorporated by reference in each of the Time of Sale Information and the Offering Memorandum; provided that the letter delivered on the Closing Date shall use a “cut-off” date no more than three business days prior to the Closing Date.

(ii) On the date of this Agreement, KPMG LLP shall have furnished to the Representative, at the request of the Issuers, a letter, dated the date of delivery thereof and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representative, containing statements and information of the type customarily included in accountants’ “comfort letters” to initial purchasers with respect to the financial statements and certain financial information contained or incorporated by reference in each of the Time of Sale Information and the Offering Memorandum with respect to the Acquired Properties.

(iii) On the date of this Agreement, Rylander, Clay & Opitz, LLP shall have furnished to the Representative, at the request of the Issuers, a letter, dated the date of delivery thereof and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representative, containing statements and information of the type customarily included in accountants’ “comfort letters” to initial purchasers with respect to the financial statements and certain financial information contained or incorporated by reference in each of the Time of Sale Information and the Offering Memorandum with respect to Titan.

(f) Reserve Engineer Letters.

(i) On the date of this Agreement and on the Closing Date, the Initial Purchasers shall have received a letter, dated the respective dates of delivery thereof and addressed to the Initial Purchasers, from Wright and Company, Inc., an independent petroleum engineering firm with respect to the Parent Guarantor and/or its subsidiaries, in form and substance reasonably satisfactory to the Initial Purchasers and counsel for the Initial Purchasers with respect to the Parent Guarantor and its subsidiaries.

(ii) On the date of this Agreement and on the Closing Date, the Initial Purchasers shall have received a letter, dated the respective dates of delivery thereof and addressed to the Initial Purchasers, from Wright and Company, Inc., an independent petroleum engineering firm with respect to the Parent Guarantor and/or its subsidiaries, in form and substance reasonably satisfactory to the Initial Purchasers and counsel for the Initial Purchasers with respect to the Acquired Properties, Titan and DTE.

(g) Opinion and 10b-5 Statement of Counsel for the Issuers. Ledgewood, P.C., counsel for the Issuers and the Guarantors, shall have furnished to the Representative, at the request of the Issuers, their written opinion and 10b-5 statement, dated the Closing Date and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representative, to the effect set forth in Annex D hereto.

(h) Opinion and 10b-5 Statement of Counsel for the Initial Purchasers. The Representative shall have received on and as of the Closing Date an opinion and 10b-5 statement, addressed to the Initial Purchasers, of Cahill Gordon & Reindel LLP, counsel for the Initial Purchasers, with respect to such matters as the Representative may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

(i) No Legal Impediment to Issuance. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Securities or the issuance of the Guarantees; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Securities or the issuance of the Guarantees.

(j) Good Standing. The Representative shall have received on and as of the Closing Date satisfactory evidence of the good standing of the Parent Guarantor and its subsidiaries in their respective jurisdictions of organization and their good standing in such other jurisdictions as the Representative may reasonably request, in each case in writing or any standard form of telecommunication from the appropriate governmental authorities of such jurisdictions.

(k) Registration Rights Agreement. The Initial Purchasers shall have received on the Closing Date a counterpart of the Registration Rights Agreement that shall have been executed and delivered by a duly authorized officer of the Issuers and each of the Guarantors.

(l) DTC. The Securities shall be eligible for clearance and settlement through DTC.

(m) Indenture and Securities. On of the Closing Date, the Indenture shall have been duly executed and delivered by a duly authorized officer of the Issuers, each of the Guarantors, and the Trustee, and the Securities shall have been duly executed and delivered by a duly authorized officer of each of the Issuers and duly authenticated by the Trustee.

(n) Additional Documents. On or prior to the Closing Date, the Issuers and the Guarantors shall have furnished to the Representative such further certificates and documents as the Representative may reasonably request.

All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchasers.

7. Indemnification and Contribution.

(a) Indemnification of the Initial Purchasers. Each of the Issuers and each of the Guarantors jointly and severally agree to indemnify and hold harmless each Initial Purchaser, its affiliates, directors and officers and each person, if any, who controls such Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum, any of the other Time of Sale Information, any Issuer Written Communication or the Offering Memorandum (or any amendment or supplement thereto) or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Initial Purchaser furnished to the Issuers in writing by such Initial Purchaser through the Representative expressly for use therein.

(b) Indemnification of the Issuers and the Guarantors. Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless each Issuer, each of the Guarantors, each of their respective directors and officers and each person, if any, who controls any Issuer or any of the Guarantors within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Initial Purchaser furnished to the Issuers in writing by such Initial Purchaser through the Representative expressly for use in the Preliminary Offering Memorandum, any of the other Time of Sale Information, any Issuer Written Communication or the Offering Memorandum (or any amendment or supplement thereto), it being understood and agreed that the only such information consists of the following portions of the Preliminary Offering Memorandum and the Offering Memorandum: the fourth, fifth and sixth sentence of the ninth paragraph and the eleventh paragraph under the caption “Plan of distribution.”

(c) Notice and Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under paragraph (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under paragraph (a) or (b) above. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person (who shall not, without the consent of the Indemnified Person, be counsel to the Indemnifying Person) to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 7 that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for any Initial Purchaser, its affiliates, directors and officers and any control persons of such Initial Purchaser shall be designated in writing by J.P. Morgan Securities LLC and any such separate firm for the Issuers, the Guarantors, their respective directors and officers and any control persons of the Issuers and the Guarantors shall be designated in writing by the Issuers. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by the Indemnifying Person of such request, (ii) such Indemnifying Person shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(d) Contribution. If the indemnification provided for in paragraph (a) or (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuers and the Guarantors on the one hand and the Initial Purchasers on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Issuers and the Guarantors on the one hand and the Initial Purchasers on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Issuers and the Guarantors on the one hand and the Initial Purchasers on the other shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Issuers from the sale of the Securities and the total discounts and commissions received by the Initial Purchasers in connection therewith, as provided in this Agreement, bear to the aggregate offering price of the Securities. The relative fault of the Issuers and the Guarantors on the one hand and the Initial Purchasers on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers or any Guarantor or by the Initial Purchasers and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e) Limitation on Liability. The Issuers, the Guarantors and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall an Initial Purchaser be required to contribute any amount in excess of the amount by which the total discounts and commissions received by such Initial Purchaser with respect to the offering of the Securities exceeds the amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers’ obligations to contribute pursuant to this Section 7 are several in proportion to their respective purchase obligations hereunder and not joint.

(f) Non-Exclusive Remedies. The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.

8. Termination. This Agreement may be terminated in the absolute discretion of the Representative, by notice to the Issuers, if after the execution and delivery of this Agreement and on or prior to the Closing Date (i) trading generally shall have been suspended or materially limited on the New York Stock Exchange or the over-the-counter market; (ii) trading of any securities issued or guaranteed by the Issuers or any of the Guarantors shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by federal or New York State authorities; or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the judgment of the Representative, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum.

9. Defaulting Initial Purchaser.

(a) If, on the Closing Date, any Initial Purchaser defaults on its obligation to purchase the Securities that it has agreed to purchase hereunder, the non-defaulting Initial Purchasers may in their discretion arrange for the purchase of such Securities by other persons satisfactory to the Issuers on the terms contained in this Agreement. If, within 36 hours after any such default by any Initial Purchaser, the non-defaulting Initial Purchasers do not arrange for the purchase of such Securities, then the Issuers shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Initial Purchasers to purchase such Securities on such terms. If other persons become obligated or agree to purchase the Securities of a defaulting Initial Purchaser, either the non-defaulting Initial Purchasers or the Issuers may postpone the Closing Date for up to five full business days in order to effect any changes that in the opinion of counsel for the Issuers or counsel for the Initial Purchasers may be necessary in the Time of Sale Information, the Offering Memorandum or in any other document or arrangement, and the Issuers agree to promptly prepare any amendment or supplement to the Time of Sale Information or the Offering Memorandum that effects any such changes. As used in this Agreement, the term “Initial Purchaser” includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule 1 hereto that, pursuant to this Section 9, purchases Securities that a defaulting Initial Purchaser agreed but failed to purchase.

(b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchasers and the Issuers as provided in paragraph (a) above, the aggregate principal amount of such Securities that remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities, then the Issuers shall have the right to require each non-defaulting Initial Purchaser to purchase the principal amount of Securities that such Initial Purchaser agreed to purchase hereunder plus such Initial Purchaser’s pro rata share (based on the principal amount of Securities that such Initial Purchaser agreed to purchase hereunder) of the Securities of such defaulting Initial Purchaser or Initial Purchasers for which such arrangements have not been made.

(c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchasers and the Issuers as provided in paragraph (a) above, the aggregate principal amount of such Securities that remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities, or if the Issuers shall not exercise the right described in paragraph (b) above, then this Agreement shall terminate without liability on the part of the non-defaulting Initial Purchasers. Any termination of this Agreement pursuant to this Section 9 shall be without liability on the part of the Issuers or the Guarantors, except that the Issuers and each of the Guarantors will continue to be liable for the payment of expenses as set forth in Section 10 hereof and except that the provisions of Section 7 hereof shall not terminate and shall remain in effect.

(d) Nothing contained herein shall relieve a defaulting Initial Purchaser of any liability it may have to the Issuers, the Guarantors or any non-defaulting Initial Purchaser for damages caused by its default.

10. Payment of Expenses.

(a) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Issuers and each of the Guarantors jointly and severally agree to pay or cause to be paid all costs and expenses incident to the performance of their respective obligations hereunder, including without limitation, (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the Securities and any taxes payable in that connection; (ii) the costs incident to the preparation and printing of the Preliminary Offering Memorandum, any other Time of Sale Information, any Issuer Written Communication and the Offering Memorandum (including any amendment or supplement thereto) and the distribution thereof; (iii) the costs of reproducing and distributing each of the Transaction Documents; (iv) the fees and expenses of the Issuers’ and the Guarantors’ counsel and independent accountants; (v) the fees and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Securities under the laws of such jurisdictions as the Representative may designate and the preparation, printing and distribution of a Blue Sky Memorandum (including the related fees and expenses of counsel for the Initial Purchasers); (vi) any fees charged by rating agencies for rating the Securities; (vii) the fees and expenses of the Trustee and any paying agent (including related fees and expenses of any counsel to such parties); (viii) all expenses and application fees incurred in connection with the approval of the Securities for book-entry transfer by DTC; and (ix) all expenses incurred by the Issuers in connection with any “road show” presentation to potential investors.

(b) If (i) this Agreement is terminated pursuant to Section 8, (ii) the Issuers for any reason fails to tender the Securities for delivery to the Initial Purchasers or (iii) the Initial Purchasers decline to purchase the Securities for any reason permitted under this Agreement, each Issuer and each of the Guarantors jointly and severally agree to reimburse the Initial Purchasers for all out-of-pocket costs and expenses (including the fees and expenses of their counsel) reasonably incurred by the Initial Purchasers in connection with this Agreement and the offering contemplated hereby.

11. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and any controlling persons referred to herein, and the affiliates of each Initial Purchaser referred to in Section 7 hereof. Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. No purchaser of Securities from any Initial Purchaser shall be deemed to be a successor merely by reason of such purchase.

12. Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Issuers, the Guarantors and the Initial Purchasers contained in this Agreement or made by or on behalf of the Issuers, the Guarantors or the Initial Purchasers pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Issuers, the Guarantors or the Initial Purchasers.

13. Certain Defined Terms. For purposes of this Agreement, (a) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act; (b) the term “business day” means any day other than a day on which banks are permitted or required to be closed in New York City; (c) the term “subsidiary” has the meaning set forth in Rule 405 under the Securities Act; and (d) the term “written communication” has the meaning set forth in Rule 405 under the Securities Act.

14. Compliance with USA Patriot Act. In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Initial Purchasers are required to obtain, verify and record information that identifies their respective clients, including the Issuers, which information may include the name and address of their respective clients, as well as other information that will allow the Initial Purchasers to properly identify their respective clients.

15. Miscellaneous.

(a) Authority of the Representative. Any action by the Initial Purchasers hereunder may be taken by J.P. Morgan Securities LLC on behalf of the Initial Purchasers, and any such action taken by J.P. Morgan Securities LLC shall be binding upon the Initial Purchasers.

(b) Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication. Notices to the Initial Purchasers shall be given to the Representative c/o J.P. Morgan Securities LLC, 383 Madison Avenue, New York, New York 10179 (fax: 212-270-1063); Attention: Geoff Benson. Notices to the Issuers and the Guarantors shall be given to them at Atlas Resource Partners, L.P., Park Place Corporate Center One, 1000 Commerce Drive, Suite 400, fax no. 215-761-0457 ; Attention: Lisa Washington (with such fax to be confirmed by telephone to 215-523-6161)), with a copy to Ledgewood, P.C., Attention: Lisa A. Ernst, 1900 Market Street, Philadelphia, Pennsylvania 19103 (fax: (215) 735-2513; Attention: Lisa A. Ernst).

(c) Governing Law. This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the laws of the State of New York.

(d) Submission to Jurisdiction. The Issuers and each of the Guarantors hereby submit to the exclusive jurisdiction of the U.S. federal and New York state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. The Issuers and each of the Guarantors waive any objection which it may now or hereafter have to the laying of venue of any such suit or proceeding in such courts. Each of the Issuers and each of the Guarantors agrees that final judgment in any such suit, action or proceeding brought in such court shall be conclusive and binding upon the Issuers and each Guarantor, as applicable, and may be enforced in any court to the jurisdiction of which Issuers and each Guarantor, as applicable, is subject by a suit upon such judgment.

(e) Waiver of Jury Trial. Each of the parties hereto hereby waives any right to trial by jury in any suit or proceeding arising out of or relating to this Agreement.

(f) Counterparts. This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.

(g) Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

(h) Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

Very truly yours,

ATLAS RESOURCE PARTNERS, L.P.

By:	Atlas Resource Partners GP, LLC, its general partner

By	/s/ Sean P. McGrath
	Title:	Chief Financial Officer

ATLAS RESOURCE FINANCE CORPORATION

By	/s/ Sean P. McGrath
	Title:	Chief Financial Officer

ATLAS ENERGY COLORADO, LLC

ATLAS ENERGY HOLDINGS OPERATING COMPANY, LLC

ATLAS ENERGY INDIANA, LLC

ATLAS ENERGY OHIO, LLC

ATLAS ENERGY TENNESSEE, LLC

ATLAS NOBLE, LLC

ATLAS RESOURCES, LLC

REI-NY, LLC

RESOURCE ENERGY, LLC

RESOURCE WELL SERVICES, LLC

VIKING RESOURCES, LLC

ARP BARNETT, LLC

ARP OKLAHOMA, LLC

ARP BARNETT PIPELINE, LLC

ATLAS BARNETT, LLC

By	/s/ Sean P. McGrath
	Title:	Chief Financial Officer

Accepted: January 16, 2013

J.P. MORGAN SECURITIES LLC

For itself and on behalf of the several Initial Purchasers listed in Schedule 1 hereto.

By	/s/ Meghann Dotson
Authorized Signatory

Schedule 1

Initial Purchaser	Principal Amount

J.P. Morgan Securities LLC	$96,250,000
Citigroup Global Markets Inc.	$41,250,000
Wells Fargo Securities, LLC	$41,250,000
Deutsche Bank Securities Inc.	$22,000,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated	$22,000,000
ABN AMRO Securities (USA) LLC	$8,250,000
Comerica Securities, Inc.	$8,250,000
Natixis Securities Americas LLC	$8,250,000
RBC Capital Markets, LLC	$8,250,000
Santander Investment Securities Inc.	$8,250,000
SunTrust Robinson Humphrey, Inc.	$8,250,000
C&Co/PrinceRidge LLC	$2,750,000

Total	$275,000,000

Schedule 2

Guarantors

Name	Jurisdiction of Organization	Type of Entity
Atlas Resource Partners, L.P.	DE	Limited Partnership

Atlas Resources, LLC	PA	LLC

Viking Resources, LLC	PA	LLC

Resource Energy, LLC	DE	LLC

ARP Barnett, LLC	DE	LLC

ARP Barnett Pipeline, LLC	DE	LLC

Atlas Barnett, LLC	TX	LLC

Atlas Noble, LLC	DE	LLC

REI-NY, LLC	DE	LLC

Atlas Energy Indiana, LLC	IN	LLC

Atlas Energy Tennessee, LLC	PA	LLC

Atlas Energy Ohio, LLC	OH	LLC

ARP Oklahoma LLC	OK	LLC

Atlas Energy Colorado, LLC	CO	LLC

Resource Well Services, LLC	DE	LLC

Schedule 3

Subsidiaries

Name	Jurisdiction of Organization	Type of Entity	Name of Managing Member/Sole Shareholder
Atlas Energy Holdings Operating Company, LLC	DE	LLC	Atlas Resource Partners, L.P.

Atlas Resource Finance Corporation	DE	Corporation	Atlas Resource Partners, L.P.

Atlas Resources, LLC	PA	LLC	Atlas Energy Holdings Operating Company, LLC

Viking Resources, LLC	PA	LLC	Atlas Energy Holdings Operating Company, LLC

Resource Energy, LLC	DE	LLC	Atlas Energy Holdings Operating Company, LLC

ARP Barnett, LLC	DE	LLC	Atlas Energy Holdings Operating Company, LLC

ARP Barnett Pipeline, LLC	DE	LLC	ARP Barnett, LLC

Atlas Barnett, LLC	TX	LLC	Atlas Energy Holdings Operating Company, LLC

Atlas Noble, LLC	DE	LLC	Atlas Energy Holdings Operating Company, LLC

REI-NY, LLC	DE	LLC	Atlas Energy Holdings Operating Company, LLC

Atlas Energy Indiana, LLC	IN	LLC	Atlas Energy Holdings Operating Company, LLC

Atlas Energy Tennessee, LLC	PA	LLC	Atlas Energy Holdings Operating Company, LLC

Atlas Energy Ohio, LLC	OH	LLC	Atlas Energy Holdings Operating Company, LLC

ARP Oklahoma LLC	OK	LLC	Atlas Energy Holdings Operating Company, LLC

Atlas Energy Colorado, LLC	CO	LLC	Atlas Energy Holdings Operating Company, LLC

Resource Well Services, LLC	DE	LLC	Atlas Energy Holdings Operating Company, LLC

Atlas Energy Securities, LLC	DE	LLC	Atlas Energy Holdings Operating Company, LLC

Anthem Securities, Inc.	PA	Corporation	Atlas Energy Securities, LLC

ANNEX A

a. Additional Time of Sale Information

Term sheet containing the terms of the Securities, substantially in the form of Annex B

ANNEX B

[Insert Pricing Supplement]

ANNEX C

Restrictions on Offers and Sales Outside the United States

In connection with offers and sales of Securities outside the United States:

(a) Each Initial Purchaser acknowledges that the Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except pursuant to an exemption from, or in transactions not subject to, the registration requirements of the Securities Act.

(b) Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that:

(i) Such Initial Purchaser has offered and sold the Securities, and will offer and sell the Securities, (A) as part of their distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering of the Securities and the Closing Date, only in accordance with Regulation S under the Securities Act (“Regulation S”) or Rule 144A or any other available exemption from registration under the Securities Act.

(ii) None of such Initial Purchaser or any of its affiliates or any other person acting on its or their behalf has engaged or will engage in any directed selling efforts with respect to the Securities, and all such persons have complied and will comply with the offering restrictions requirement of Regulation S.

(iii) At or prior to the confirmation of sale of any Securities sold in reliance on Regulation S, such Initial Purchaser will have sent to each distributor, dealer or other person receiving a selling concession, fee or other remuneration that purchases Securities from it during the distribution compliance period a confirmation or notice to substantially the following effect:

“The Securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering of the Securities and the date of original issuance of the Securities, except in accordance with Regulation S or Rule 144A or any other available exemption from registration under the Securities Act. Terms used above have the meanings given to them by Regulation S.”

(iv) Such Initial Purchaser has not and will not enter into any contractual arrangement with any distributor with respect to the distribution of the Securities, except with its affiliates or with the prior written consent of the Company.

Terms used in paragraph (a) and this paragraph (b) and not otherwise defined in this Agreement have the meanings given to them by Regulation S.

ANNEX D

[Form of Opinion of Counsel for the Issuers and the Guarantors]

(1)	Each of the Issuers and each of the Guarantors have been duly organized and are validly existing and in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified or have such power or authority would not, individually or in the aggregate, have a Material Adverse Effect.

(2)	Each of the Issuers and each of the Guarantors have full right, power and authority to execute and deliver each of the Transaction Documents to which each is a party and to perform their respective obligations thereunder; and all action required to be taken for the due and proper authorization, execution and delivery of each of the Transaction Documents and the consummation of the transactions contemplated thereby has been duly and validly taken.

(3)	The Indenture has been duly authorized, executed and delivered by each of the Issuers and each of the Guarantors and, assuming due execution and delivery thereof by the Trustee, constitutes a valid and legally binding agreement of each of the Issuers and each of the Guarantors enforceable against each of the Issuers and each of the Guarantors in accordance with its terms, subject to the Enforceability Exceptions.

(4)	The Securities have been duly authorized, executed and delivered by the Issuers and, when duly authenticated as provided in the Indenture and paid for as provided in this Agreement, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of each of the Issuers enforceable against the Issuers in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture; and the Guarantees have been duly authorized by each of the Guarantors and, when the Securities have been duly authenticated as provided in the Indenture and paid for as provided in this Agreement, will be valid and legally binding obligations of each of the Guarantors, enforceable against each of the Guarantors in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

(5)

The Exchange Securities (including the related Guarantees) have been duly authorized by each of the Issuers and each of the Guarantors and, if any are issued, when duly executed, authenticated and delivered as contemplated by the

Registration Rights Agreement, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of each of the Issuers, as issuer, and each of the Guarantors, as guarantor, enforceable against each of the Issuers and each of the Guarantors in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

(6)	This Agreement has been duly authorized, executed and delivered by the Issuers and the Guarantors; and the Registration Rights Agreement has been duly authorized, executed and delivered by each of the Issuers and each of the Guarantors and, when duly executed and delivered by the other parties thereto, will constitute a valid and legally binding agreement of each of the Issuers and each of the Guarantors enforceable against each of the Issuers and each of the Guarantors in accordance with its terms, subject to the Enforceability Exceptions, and except that rights to indemnity and contribution thereunder may be limited by applicable law and public policy.

(7)	Each Transaction Document conforms in all material respects to the description thereof contained in each of the Time of Sale Information and the Offering Memorandum.

(8)	The descriptions in each of the Time of Sale Information and the Offering Memorandum, insofar as such descriptions constitute summaries of statutes, legal, governmental and regulatory proceedings and contracts and other documents, under the captions “Business—Environmental matters and regulation,” “Description of other indebtedness,” “Description of notes,” “Exchange offer; registration rights,” “Legal proceedings,” “Management’s discussion and analysis of financial condition and results of operations—Liquidity and capital resources” and “Certain Relationships and Related Transactions, and Director Independence,” are accurate in all material respects; and the statements in each of the Time of Sale Information and the Offering Memorandum under the heading “Certain U.S. federal income tax consequences”, to the extent that they constitute summaries of matters of law or regulation or legal conclusions, fairly summarize the matters described therein in all material respects.

(9)	To the best knowledge of such counsel, except as described in each of the Time of Sale Information and the Offering Memorandum, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Parent Guarantor or any of its subsidiaries is or may be a party or to which any property, right or asset of the Parent Guarantor or any of its subsidiaries is or may be the subject which, individually or in the aggregate, if determined adversely to the Parent Guarantor or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect; and no such investigations, actions, suits or proceedings are threatened or, to the best knowledge of such counsel, contemplated by any governmental or regulatory authority or threatened by others.

(10)	The execution, delivery and performance by each of the Issuers and each of the Guarantors of each of the Transaction Documents to which each is a party, the issuance and sale of the Securities and the issuance of the and compliance by each of the Issuers and each of the Guarantors with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property, right or asset of any of the Issuers or the Guarantors pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Parent Guarantor or any of its subsidiaries is a party or by which any of the Issuers or the Guarantors is bound or to which any property, right or asset of any of the Issuers or the Guarantors is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of either Issuer or any Guarantor or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority applicable to any of the Issuers or the Guarantors, except, in the case of clauses (i) and (iii) above, for any such conflict, breach, violation, default, lien, charge or encumbrance that would not, individually or in the aggregate, have a Material Adverse Effect.

(11)	No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by each of the Issuers and each of the Guarantors of each of the Transaction Documents to which each is a party, the issuance and sale of the Securities and the issuance of the Guarantees and compliance by the Issuers and each of the Guarantors with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents, except for such consents, approvals, authorizations, orders and registrations or qualifications as may be required (i) under applicable state securities laws in connection with the purchase and resale of the Securities by the Initial Purchasers and (ii) with respect to the Exchange Securities (including the related Guarantees) under the Securities Act, the Trust Indenture Act and applicable state securities laws as contemplated by the Registration Rights Agreement.

(12)	None of the Issuers or Guarantors is, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in each of the Time of Sale Information and the Offering Memorandum none of them will be, an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act.

(13)	Neither the issuance, sale and delivery of the Securities nor the application of the proceeds thereof by the Issuers as described in each of the Time of Sale Information and the Offering Memorandum will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.

(14)	Assuming the accuracy of the representations, warranties and agreements of the Issuers, the Guarantors and the Initial Purchasers contained in this Agreement, it is not necessary, in connection with the issuance and sale of the Securities to the Initial Purchasers and the offer, resale and delivery of the Securities by the Initial Purchasers in the manner contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum, to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act.

Such counsel shall also state that they have participated in conferences with representatives of the Issuers and the Guarantors and with representatives of the Parent Guarantor’s independent accountants and counsel at which conferences the contents of the Time of Sale Information and the Offering Memorandum and any amendment and supplement thereto and related matters were discussed and, although such counsel assume no responsibility for the accuracy, completeness or fairness of the Time of Sale Information and the Offering Memorandum and any amendment or supplement thereto (except as expressly provided above), nothing has come to the attention of such counsel to cause such counsel to believe that the Time of Sale Information, at the Time of Sale (which such counsel may assume to be the date of this Agreement), contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or that the Offering Memorandum or any amendment or supplement thereto, as of its date and the Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (other than, in each case, the financial statements and other financial information contained or incorporated by reference therein, as to which such counsel need express no belief).

In rendering such opinion, such counsel may rely as to matters of fact on certificates of responsible officers of the Issuers and the Guarantors and public officials that are furnished to the Initial Purchasers. Opinions provided with respect to Guarantors organized outside of Pennyslvania and Delaware may be given assuming that the laws of the state of formation are the same as the laws of Pennsylvania.